SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2004

CELLEGY PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-26372	82-0429727
(Commission File Number)	(IRS Employer Identification No.)

349 Oyster Point Boulevard, Suite 200
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 616-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5:    OTHER EVENTS.

Filed with this report as Exhibit 99.01 is a press release issued by the Company on July 13, 2004 announcing that they have entered in to an exclusive license agreement with Strakan Pharmaceuticals Limited for the future commercialization of TostrexTM (testosterone gel) 2% in Europe.

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits.

99.01                     Press Release issued by the Registrant dated July 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2004	CELLEGY PHARMACEUTICALS, INC.

	By:	/s/ A. Richard Juelis
A. Richard Juelis
Vice President of Finance and Chief Financial Officer